UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017

VICOR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-18277	04-2742817
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Frontage Road, Andover, Massachusetts 01810

(Address of Principal Executive Offices) (Zip Code)

(978) 470-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Stockholders of the Company was held on June 16, 2017. Under the Company’s charter, each share of the Company’s Common Stock entitles the holder thereof to one vote per share, and each share of the Company’s Class B Common Stock entitles the holder thereof to ten votes per share. The proposals listed below were submitted to a vote of security holders at the 2017 Annual Meeting of Stockholders. All proposals were approved and all nine nominees for director were elected.

Proposal 1—To fix the number of directors at nine and to elect nine directors to the Board of Directors of the Company.

Nominees	Votes For	Votes Withheld
Patrizio Vinciarelli	133,583,110	3,243,581
Estia J. Eichten	135,444,439	1,382,252
Barry Kelleher	133,834,558	2,992,133
Samuel J. Anderson	134,160,065	2,666,626
Claudio Tuozzolo	134,032,751	2,793,940
James A. Simms	133,046,194	3,780,497
Jason L. Carlson	134,621,888	2,204,803
Liam K. Griffin	135,769,033	1,057,658
H. Allen Henderson	134,158,165	2,668,526

There were no broker non-votes and no abstentions on this proposal.

Proposal 2—The approval, on an advisory basis, of the compensation of our named executive officers, as described in the Company’s 2017 Proxy Statement .

Votes For	Votes Against	Votes Abstaining
136,142,287	81,307	603,097

There were no broker non-votes on this proposal.

Proposal 3—The determination, on an advisory basis, of the frequency of the vote on the Company’s executive compensation program.

1 year	2 years	3 years	Votes Abstaining
4,465,811	644,309	131,696,589	19,982

There were no broker non-votes on this proposal. Based on these results and consistent with a majority of votes cast with respect to this matter, our Board of Directors has adopted a policy to hold an advisory vote on executive compensation every three years.

Proposal 4—The approval of the amendment and restatement of the Vicor Corporation Amended and Restated 2000 Stock Option and Incentive Plan to increase the number of shares of common stock available for issuance thereunder from 4,000,000 to 10,000,000 shares.

Votes For	Votes Against	Votes Abstaining
130,992,365	5,825,745	8,581

There were no broker non-votes on this proposal.

Proposal 5—The approval of the VI Chip Corporation Amended and Restated 2007 Stock Option and Incentive Plan.

Votes For	Votes Against	Votes Abstaining
133,734,571	3,075,760	16,360

There were no broker non-votes on this proposal.

Proposal 6—The approval of the Picor Corporation Amended and Restated 2001 Stock Option and Incentive Plan.

Votes For	Votes Against	Votes Abstaining
133,539,958	3,264,590	22,143

There were no broker non-votes on this proposal.

Proposal 7—The approval of the Vicor Corporation 2017 Employee Stock Purchase Plan.

Votes For	Votes Against	Votes Abstaining
136,748,570	64,068	14,053

There were no broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICOR CORPORATION

Date: June 20, 2017	By:	/s/ James A. Simms
James A. Simms Chief Financial Officer